LEHMAN BROTHERS
                       ---------------

                     DERIVED INFORMATION
                     -------------------


          $300,000,000 Certificates (Approximate)


             ADVANTA Mortgage Loan Trust 1996-2

     ADVANTA Mortgage Conduit Services, Inc. (Sponsor)
       ADVANTA Mortgage Corp. USA (Master Servicer)







_______________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


Collateral Summary
- - ------------------

                               Group I Initial Loans
                               ---------------------

Total Number of Loans                                    3,208

Total Outstanding Loan Balance                 $195,762,287.93
     Balloon (% of Total)                               23.12%
     Level Pay (% of Total)                             76.88%

Average Loan Principal Balance   $61,023.16          $6,135.09 -
                                                    700,000.00

Weighted Average Coupon              10.75%       5.00%-17.75%

Weighted Average
Original Term (mths)                    248       36-360

Range of Original Terms           Level Pay    Balloons
                                  ---------    --------
                             36-84:   1.00%    120:   0.13%
                            85-120:   3.91%    180-181: 99.87%
                           121-180:  38.67%
                           181-240:   7.62%
                           241-300:   0.75%
                           301-360:  48.05%


_______________________________________________________
This information does not constitute either an offer to
sell or a solicitation of an offer to buy any of the
securities referred to herein.  Offers to sell and
solicitations of offers to buy the securities are made
only by, and this information must be read in conjunction
with, the final Prospectus Supplement and the related
Prospectus or, if not registered under the securities laws,
the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions,
and should be considered by investors only in the light of
the same warnings, lack of assurances and representations
and other precautionary matters, as disclosed in the
Offering Document.  Information regarding the underlying
assets has been provided by the issuer of the securities
or an affiliate thereof and has not been independently
verified by Lehman Brothers Inc. or any affiliate.  The
analyses contained herein have been prepared on the basis
of certain assumptions (including, in certain cases,
assumptions specified by the recipient hereof) regarding
payments, interest rates, losses and other matters,
including, but not limited to, the assumptions described
in the Offering Document.  Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as
to the actual rate or timing of payments on any of the
underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and
will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the
Offering Document).

Collateral Summary
- - ------------------
                          Group I Initial Loans (continued)
                          ---------------------------------

Weighted Average
Remaining Term (mths)                   244    20-360

Weighted Average CLTV                74.15%    7.50%-97.87%

Weighted Average
Second Mortgage Ratio
(as of origination
for 2nd liens)                       38.52%

Lien Position
(first/second/third)    87.32%/12.66%/0.02%

Property Type
     Single Family Detached          91.42%
     2-4 Family                       4.01%
     Condo/Townhouse                  3.69%
     Other                            0.88%

Occupancy Status
     Owner Occupied                  94.43%
     Non-owner Occupied               5.57%


_______________________________________________________
This information does not constitute either an offer to
sell or a solicitation of an offer to buy any of the
securities referred to herein.  Offers to sell and
solicitations of offers to buy the securities are made
only by, and this information must be read in conjunction
with, the final Prospectus Supplement and the related
Prospectus or, if not registered under the securities laws,
the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions,
and should be considered by investors only in the light of
the same warnings, lack of assurances and representations
and other precautionary matters, as disclosed in the
Offering Document.  Information regarding the underlying
assets has been provided by the issuer of the securities
or an affiliate thereof and has not been independently
verified by Lehman Brothers Inc. or any affiliate.  The
analyses contained herein have been prepared on the basis
of certain assumptions (including, in certain cases,
assumptions specified by the recipient hereof) regarding
payments, interest rates, losses and other matters,
including, but not limited to, the assumptions described
in the Offering Document.  Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as
to the actual rate or timing of payments on any of the
underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and
will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the
Offering Document).

Collateral Summary
- - ------------------
                          Group I Initial Loans (continued)
                          ---------------------------------

Geographic Distribution
other states account              MD  10.43%   IL  7.00%
individually for less             CA  10.23%   OH  6.33%
than 5% of Group I                NJ   7.32%   VA  5.58%
principal balance                 PA   7.30%

Origination Years            1996:    84.31%
                             1995:    13.69%
                      before 1995:     2.00%


Credit Class                    A:    64.26%   C:   10.96%
                                B:    21.48%   D:    3.30%

_______________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


Collateral Summary
__________________

                               Group II Initial Loans
                               ---------------------

Total Number of Loans                                      454

Total Outstanding Loan Balance                  $50,412,053.23
     Balloon (% of Total)                                0.32%
     Level Pay (% of Total)                             99.68%

Average Loan Principal Balance   $111,039.76    $13,787.68 -
                                                $835,000.00

Weighted Average Coupon                9.84%    6.13% - 14.75%

Weighted Average Margin                5.52%    0.02% - 9.13%

Weighted Average
Original Term (mths)                     356    180 - 360

Range of Original Terms (mths)     Level Pay    Balloon
                                   ---------    --------
                               180:    1.01%    180:   100.00%
                           181-240:    0.92%
                           241-300:    0.09%
                           301-360:   97.98%


_______________________________________________________
This information does not constitute either an offer to
sell or a solicitation of an offer to buy any of the
securities referred to herein.  Offers to sell and
solicitations of offers to buy the securities are made
only by, and this information must be read in conjunction
with, the final Prospectus Supplement and the related
Prospectus or, if not registered under the securities laws,
the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions,
and should be considered by investors only in the light of
the same warnings, lack of assurances and representations
and other precautionary matters, as disclosed in the
Offering Document.  Information regarding the underlying
assets has been provided by the issuer of the securities
or an affiliate thereof and has not been independently
verified by Lehman Brothers Inc. or any affiliate.  The
analyses contained herein have been prepared on the basis
of certain assumptions (including, in certain cases,
assumptions specified by the recipient hereof) regarding
payments, interest rates, losses and other matters,
including, but not limited to, the assumptions described
in the Offering Document.  Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as
to the actual rate or timing of payments on any of the
underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and
will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the
Offering Document).

Collateral Summary
__________________

                         Group II Initial Loans (continued)
                         ----------------------------------

Weighted Average
Remaining Term (mths)                    352    96 - 360

Weighted Average Lifecap              16.66%    12.50% - 21.75%

Weighted Average
Periodic Cap              6 mo LIBOR:  1.08%    per 6 months
                          1 Year CMT:  1.95%    per 12 months

Weighted Average Floor                 9.27%    0.00%-14.25%

Weighted Average LTV                  77.30%    16.45%-96.06%

Lien Position
(first/second)               100.00% / 0.00%

Property Type
     Single Family                    92.20%
     Two to Four Family                3.84%
     Townhouse/Condo                   3.07%
     Other                             0.89%


_______________________________________________________
This information does not constitute either an offer to
sell or a solicitation of an offer to buy any of the
securities referred to herein.  Offers to sell and
solicitations of offers to buy the securities are made
only by, and this information must be read in conjunction
with, the final Prospectus Supplement and the related
Prospectus or, if not registered under the securities laws,
the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions,
and should be considered by investors only in the light of
the same warnings, lack of assurances and representations
and other precautionary matters, as disclosed in the
Offering Document.  Information regarding the underlying
assets has been provided by the issuer of the securities
or an affiliate thereof and has not been independently
verified by Lehman Brothers Inc. or any affiliate.  The
analyses contained herein have been prepared on the basis
of certain assumptions (including, in certain cases,
assumptions specified by the recipient hereof) regarding
payments, interest rates, losses and other matters,
including, but not limited to, the assumptions described
in the Offering Document.  Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as
to the actual rate or timing of payments on any of the
underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and
will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the
Offering Document).

Collateral Summary
- - ------------------

                            Group II Initial Loans (continued)
                            __________________________________

Occupancy Status
     Owner Occupied                   93.95%
     Non-owner Occupied                6.05%

Geographic Distribution
other states account
individually for less
than 5% of Group II
principal balance                 CA  19.67%   OH  6.58%
                                  VA   9.83%   MI  5.33%
                                  MD   7.16%   PA  5.18%
                                  IL   6.85%   NJ  5.03%

Origination Years           1996:     74.40%
                            1995:     22.16%
                     before 1995:      3.44%




________________________________________________________
This information does not constitute either an offer to
sell or a solicitation of an offer to buy any of the
securities referred to herein.  Offers to sell and
solicitations of offers to buy the securities are made
only by, and this information must be read in conjunction
with, the final Prospectus Supplement and the related
Prospectus or, if not registered under the securities laws,
the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions,
and should be considered by investors only in the light of
the same warnings, lack of assurances and representations
and other precautionary matters, as disclosed in the
Offering Document.  Information regarding the underlying
assets has been provided by the issuer of the securities
or an affiliate thereof and has not been independently
verified by Lehman Brothers Inc. or any affiliate.  The
analyses contained herein have been prepared on the basis
of certain assumptions (including, in certain cases,
assumptions specified by the recipient hereof) regarding
payments, interest rates, losses and other matters,
including, but not limited to, the assumptions described
in the Offering Document.  Lehman Brothers Inc., and any
of its affiliates, make no representation or warranty as
to the actual rate or timing of payments on any of the
underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and
will be deemed to be superseded by any subsequent versions
(including, with respect to any description of the securities or underlying assets, the information contained in the
Offering Document).

Collateral Summary
- - ------------------

                            Group II Initial Loans (continued)
                            __________________________________

Next Rate
Adjustment Date:           6 mo. LIBOR Loans   1 Yr CMT loans
                           -----------------   --------------

                             6/96:     0.52%   7/96-12/96:  7.62%
                             7/96:     9.30%         1/97:  4.03%
                             8/96:     6.60%         2/97:  4.57%
                             9/96:    12.70%         3/97:  5.58%
                            10/96:     9.96%         4/97: 13.29%
                            11/96:     8.98%    5/97-9/98:  6.56%
                            12/96:     2.60%        12/98:  8.71%
                      4/97 - 2/99:     6.32%         1/99: 17.74%
                             3/99:     8.75%         2/99:  4.85%
                             4/99:    12.89%         3/99:  6.24%
                             5/99:     1.87%    4/99-3/01: 11.03%
                             2/01:     4.81%         4/01:  9.78%
                             3/01:     8.00%
                      4/01 - 5/01:     6.70%

Index               6 month LIBOR:    80.87%
                       1 Year CMT:    18.32%
                            Other:     0.81%

Reset Frequency          6 months:    41.87%
                 2 years/6 months:     2.81%
                 3 years/6 months:    21.04%
                 5 years/6 months:    15.78%
                        12 months:     7.53%
                3 years/12 months:     7.94%
                5 years/12 months:     3.03%

Credit Class                    A:    57.37%   C:    9.98%
                                B:    29.93%   D:    2.72%

_______________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).